UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

FORM N-Q

MARCH 31, 2011

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 51.7%
CONSUMER DISCRETIONARY - 2.3%
Automobiles - 0.1%
Motors Liquidation Co., Senior Notes	8.375%	7/15/33	$1,178,000	$350,456	(a)

Media - 1.8%
Comcast Corp., Senior Notes	6.500%	1/15/17	1,190,000	1,355,118
Comcast Corp., Senior Notes	5.150%	3/1/20	500,000	520,481
Omnicom Group Inc., Senior Notes	5.900%	4/15/16	630,000	704,478
Reed Elsevier Capital Inc.	7.750%	1/15/14	580,000	661,901
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	40,000	43,978
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	2,140,000	2,488,195
WPP Finance UK, Senior Notes	8.000%	9/15/14	890,000	1,037,397

Total Media				6,811,548

Multiline Retail - 0.4%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	1,470,000	1,572,900

TOTAL CONSUMER DISCRETIONARY				8,734,904

CONSUMER STAPLES - 3.3%
Beverages - 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,100,000	1,180,632
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	130,000	135,955
Bottling Group LLC	6.950%	3/15/14	1,310,000	1,508,793
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	1,050,000	1,085,344

Total Beverages				3,910,724

Food & Staples Retailing - 0.9%
Kroger Co., Notes	3.900%	10/1/15	865,000	897,835
Safeway Inc., Senior Notes	3.950%	8/15/20	930,000	879,647
Wal-Mart Stores Inc.	4.250%	4/15/13	930,000	989,190
Walgreen Co., Senior Notes	5.250%	1/15/19	540,000	593,748

Total Food & Staples Retailing				3,360,420

Food Products - 0.4%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,320,000	1,393,585

Tobacco - 1.0%
Altria Group Inc., Senior Notes	8.500%	11/10/13	400,000	466,484
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	861,347
Philip Morris International Inc.	5.650%	5/16/18	970,000	1,079,805
Reynolds American Inc., Senior Notes	7.250%	6/1/13	1,160,000	1,297,539

Total Tobacco				3,705,175

TOTAL CONSUMER STAPLES				12,369,904

ENERGY - 5.8%
Energy Equipment & Services - 0.7%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	720,000	898,779
Transocean Inc., Senior Notes	5.250%	3/15/13	1,530,000	1,624,199

Total Energy Equipment & Services				2,522,978

Oil, Gas & Consumable Fuels - 5.1%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	1,680,000	1,826,807
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	150,000	153,297
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	940,000	1,016,575
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	180,000	181,006
ConocoPhillips	5.200%	5/15/18	1,910,000	2,098,187
Devon Energy Corp.	6.300%	1/15/19	1,170,000	1,371,203
Enbridge Energy Partners LP	9.875%	3/1/19	590,000	771,186
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	800,000	1,044,193
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	500,000	631,662
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	1,500,000	1,691,179
Gazprom, Loan Participation Notes	6.212%	11/22/16	120,000	131,040	(b)
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,710,000	1,902,979
Noble Energy Inc., Senior Notes	8.250%	3/1/19	340,000	427,756
Pemex Project Funding Master Trust	5.750%	3/1/18	190,000	201,020
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	300,000	302,005

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	$1,233,000	$1,272,005
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,720,000	2,065,720
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,140,000	1,176,814
Williams Cos. Inc., Notes	7.875%	9/1/21	533,000	663,294

Total Oil, Gas & Consumable Fuels				18,927,928

TOTAL ENERGY				21,450,906

FINANCIALS - 30.2%
Capital Markets - 4.6%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	710,000	797,601
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	3,320,000	2,863,500	(c)(d)
Goldman Sachs Capital III, Preferred Securities	1.081%	9/1/12	2,590,000	2,002,329	(c)(d)
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	100,000	104,529
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	40,000	41,559
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	40,000	42,514
Goldman Sachs Group Inc., Senior Notes	5.250%	4/1/13	950,000	1,013,338
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	210,000	225,507
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	70,000	76,866
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	420,000	426,441
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	4,090,000	1,145,200	(a)(b)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,590,000	445,200	(a)(b)(e)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	6,200,000	620	(a)(c)(d)
Lehman Brothers Holdings E-Capital Trust I, Notes	3.850%	8/19/65	360,000	36	(a)(c)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	30,000	3	(a)
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,500,000	1,556,675
Morgan Stanley	7.300%	5/13/19	2,100,000	2,361,994
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	1,180,000	1,241,178
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	690,000	711,017
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,840,000	1,885,844

Total Capital Markets				16,941,951

Commercial Banks - 13.7%
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	1,590,000	1,610,621	(b)
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	50,000	38,500	(c)(d)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,070,000	1,079,191	(b)
Bank of Nova Scotia, Secured Bonds	1.650%	10/29/15	2,160,000	2,072,075	(b)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	380,000	386,328	(b)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	960,000	1,000,198	(b)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	720,000	914,479	(b)
BB&T Corp., Senior Notes	3.850%	7/27/12	750,000	776,486
BNP Paribas, Senior Notes	1.203%	1/10/14	690,000	694,134	(c)
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	870,000	869,448	(b)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	4,630,000	4,785,290	(b)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	650,000	674,793	(b)
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	2,100,000	2,099,924	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,350,000	1,444,500	(b)(c)(d)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	3,410,000	3,385,690	(b)
Glitnir Banki HF	6.329%	7/28/11	120,000	36,600	(a)(b)(c)(e)
Glitnir Banki HF, Notes	5.815%	1/21/11	4,430,000	1,351,150	(a)(b)(c)(e)(f)
Glitnir Banki HF, Notes	6.375%	9/25/12	1,980,000	603,900	(a)(b)(e)
Glitnir Banki HF, Senior Notes	5.678%	1/18/12	100,000	30,500	(a)(b)(c)(e)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	910,000	0	(a)(b)(e)(g)
International Bank for Reconstruction & Development, Bonds	1.125%	7/6/12	2,400,000	2,404,138
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	370,000	357,585	(b)
Landsbanki Islands HF	7.431%	10/19/17	1,830,000	0	(a)(b)(d)(e)(g)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	2,330,000	186,400	(a)(b)(e)
Landwirtschaftliche Rentenbank, Senior Notes	2.500%	2/15/16	3,980,000	3,972,518
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	620,000	646,100
Nordea Bank AB, Senior Notes	3.700%	11/13/14	620,000	641,995	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - continued
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	$1,860,000	$1,856,503	(b)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	745,000	970,363	(b)(c)(d)
Rabobank Nederland NV, Senior Notes	2.125%	10/13/15	820,000	791,198
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	1,170,000	1,204,509
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	1,600,000	1,601,211
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	1,030,000	1,010,642	(b)(c)
Sparebanken 1 Boligkreditt, Secured Bonds	1.250%	10/25/13	1,300,000	1,286,682	(b)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	720,000	716,798	(b)
Swedbank AB, Secured Bonds	2.950%	3/28/16	1,900,000	1,884,439	(b)
Toronto-Dominion Bank, Secured Bonds	2.200%	7/29/15	1,930,000	1,907,118	(b)
U.S. Bancorp	4.200%	5/15/14	1,050,000	1,117,784
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/16/11	708,000	649,590	(c)(d)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	2,720,000	2,850,024
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,010,000	1,044,029	(b)

Total Commercial Banks				50,953,433

Consumer Finance - 3.5%
Ally Financial Inc., Notes	2.200%	12/19/12	5,160,000	5,286,090
American Express Co., Senior Notes	8.125%	5/20/19	120,000	149,721
American Express Credit Corp., Senior Notes	5.125%	8/25/14	1,860,000	2,006,378
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	1,020,000	1,048,033	(b)
Caterpillar Financial Services Corp., Notes	1.900%	12/17/12	1,370,000	1,391,579
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	1,330,000	1,432,855
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	1,130,000	1,172,923	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	530,000	593,600

Total Consumer Finance				13,081,179

Diversified Financial Services - 5.3%
Bank of America Corp., Senior Notes	4.500%	4/1/15	290,000	301,139
CDP Financial Inc.	4.400%	11/25/19	1,270,000	1,281,398	(b)
Citigroup Inc., Senior Notes	6.000%	12/13/13	1,100,000	1,196,059
Citigroup Inc., Senior Notes	6.375%	8/12/14	730,000	806,970
Citigroup Inc., Senior Notes	5.500%	10/15/14	470,000	506,942
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,100,000	1,357,264
FDIC Structured Sale Guaranteed Notes, Notes	0.000%	10/25/13	1,400,000	1,325,548	(b)
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	1,000,000	1,103,730
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	1,020,000	1,102,741
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	220,000	240,188
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,705,000	1,751,887	(c)
ILFC E-Capital Trust I	5.970%	12/21/65	250,000	208,052	(b)(c)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	280,000	298,900	(b)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,430,000	1,530,100	(b)
JPMorgan Chase & Co.	4.400%	7/22/20	490,000	473,513
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	790,000	755,012
JPMorgan Chase Capital XXII	6.450%	2/2/37	950,000	956,079
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	1,872,000	1,874,767	(c)(d)
TNK-BP Finance SA	6.875%	7/18/11	703,000	714,389	(b)
TNK-BP Finance SA, Notes	6.125%	3/20/12	210,000	218,820	(b)
Total Capital SA, Senior Notes	4.450%	6/24/20	170,000	173,551
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	1,710,000	1,743,046	(b)

Total Diversified Financial Services				19,920,095

Insurance - 2.1%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	250,000	260,409
American International Group Inc., Senior Notes	3.750%	11/30/13	200,000	203,198	(b)
American International Group Inc., Senior Notes	8.250%	8/15/18	500,000	584,769
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/67	620,000	666,500	(b)
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	1,460,000	1,488,817	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Insurance - continued
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	$1,820,000	$1,855,612
Suncorp-Metway Ltd., Senior Notes	1.803%	7/16/12	2,350,000	2,393,654	(b)(c)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	330,000	372,084	(b)

Total Insurance				7,825,043

Thrifts & Mortgage Finance - 1.0%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	2,820,000	2,966,245
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	810,000	864,747

Total Thrifts & Mortgage Finance				3,830,992

TOTAL FINANCIALS				112,552,693

HEALTH CARE - 1.0%
Health Care Equipment & Supplies - 0.3%
Baxter International Inc., Senior Notes	5.900%	9/1/16	500,000	576,012
Medtronic Inc., Senior Notes	4.450%	3/15/20	390,000	399,539

Total Health Care Equipment & Supplies				975,551

Health Care Providers & Services - 0.7%
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	380,000	361,758
Universal Health Services Inc.	6.750%	11/15/11	1,720,000	1,768,138
WellPoint Inc., Notes	5.875%	6/15/17	100,000	112,167
WellPoint Inc., Senior Notes	4.350%	8/15/20	540,000	538,741

Total Health Care Providers & Services				2,780,804

TOTAL HEALTH CARE				3,756,355

INDUSTRIALS - 2.6%
Aerospace & Defense - 0.6%
Boeing Co., Senior Notes	6.000%	3/15/19	1,250,000	1,438,248
Systems 2001 Asset Trust	6.664%	9/15/13	708,023	755,814	(b)

Total Aerospace & Defense				2,194,062

Airlines - 0.5%
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	588,842	624,172
US Airways Pass-Through Trust	6.850%	1/30/18	1,036,218	1,033,410	(g)

Total Airlines				1,657,582

Commercial Services & Supplies - 0.3%
Allied Waste North America Inc., Senior Notes	7.125%	5/15/16	1,230,000	1,283,812

Industrial Conglomerates - 0.5%
Tyco International Group SA, Notes	6.000%	11/15/13	1,298,000	1,436,943
United Technologies Corp., Senior Notes	4.500%	4/15/20	460,000	478,711

Total Industrial Conglomerates				1,915,654

Road & Rail - 0.7%
Canadian National Railway Co. Financing Pass- Through Trusts, Secured Bonds	7.195%	1/2/16	2,133,615	2,476,487	(g)

TOTAL INDUSTRIALS				9,527,597

MATERIALS - 1.7%
Chemicals - 0.6%
Dow Chemical Co.	6.000%	10/1/12	1,770,000	1,893,822
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	320,000	368,850
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	180,000	186,640

Total Chemicals				2,449,312

Metals & Mining - 1.1%
Alcoa Inc., Notes	6.000%	7/15/13	70,000	76,388
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	680,000	802,907
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	1,310,000	1,575,986
Vale Overseas Ltd., Notes	6.250%	1/23/17	1,390,000	1,547,248

Total Metals & Mining				4,002,529

TOTAL MATERIALS				6,451,841

TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 1.0%
AT&T Inc., Global Notes	5.600%	5/15/18	220,000	241,532

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Telecommunication Services - continued
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	$470,000	$526,208
Embarq Corp., Notes	7.082%	6/1/16	1,380,000	1,569,322
Qwest Corp., Notes	8.875%	3/15/12	1,510,000	1,615,700

Total Diversified Telecommunication Services				3,952,762

Wireless Telecommunication Services - 1.7%
America Movil SAB de CV, Senior Notes	3.625%	3/30/15	730,000	751,145
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	450,000	495,632
Cellco Partnership/Verizon Wireless Capital LLC	5.550%	2/1/14	1,000,000	1,098,040
New Cingular Wireless Services Inc., Notes	8.125%	5/1/12	1,480,000	1,592,914
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	2,139,000	2,256,645

Total Wireless Telecommunication Services				6,194,376

TOTAL TELECOMMUNICATION SERVICES				10,147,138

UTILITIES - 2.1%
Electric Utilities - 1.2%
Duke Energy Corp., Notes	6.250%	1/15/12	1,078,000	1,125,978
Duke Energy Corp., Senior Notes	6.300%	2/1/14	750,000	836,048
FirstEnergy Corp., Notes	7.375%	11/15/31	140,000	151,649
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	1,510,000	1,584,100
MidAmerican Energy Holdings Co., Senior Notes	5.875%	10/1/12	827,000	883,182

Total Electric Utilities				4,580,957

Independent Power Producers & Energy Traders - 0.5%
Energy Future Holdings Corp., Senior Notes	5.550%	11/15/14	2,480,000	1,624,400

Multi-Utilities - 0.4%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,160,000	1,480,690

TOTAL UTILITIES				7,686,047

TOTAL CORPORATE BONDS & NOTES (Cost - $203,903,785)				192,677,385

ASSET-BACKED SECURITIES - 8.2%
ABFS Mortgage Loan Trust, 2002-3 A	4.763%	9/15/33	33,763	33,099
AFC Home Equity Loan Trust, 2003-3 1A	0.600%	10/25/30	530,165	281,295	(b)(c)
Bank of America Credit Card Trust, 2010-A1 A1	0.555%	9/15/15	2,440,000	2,446,488	(c)
Brazos Higher Education Authority Inc., 2011-1 A3	1.359%	11/25/33	1,900,000	1,736,954	(c)
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	2,840,000	2,900,199
Countrywide Asset-Backed Certificates, 2002-BC1	0.910%	4/25/32	254,171	154,613	(c)
Countrywide Asset-Backed Certificates, 2005-5 M1	0.710%	10/25/35	800,000	761,909	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.405%	11/15/36	2,568,999	1,952,157	(c)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB3 M1	0.690%	5/25/35	800,000	748,720	(c)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.870%	1/25/35	1,320,000	1,162,327	(b)(c)
CS First Boston Mortgage Securities Corp., 2002- MH3 A	6.700%	12/25/31	915,298	959,201
Education Funding Capital Trust, 2003-3 A6	1.753%	12/15/42	200,000	191,500	(c)(g)
First Horizon ABS Trust, 2007-HE1 A	0.380%	9/25/29	682,109	539,911	(c)
GMAC Mortgage Servicer Advance Funding Co., Ltd., 2011-1A A	3.720%	3/15/23	700,000	699,992	(b)(g)
Greenpoint Manufactured Housing, 2000-6 A3	2.260%	11/22/31	325,000	275,691	(c)(g)
Greenpoint Manufactured Housing, 2001-2 IA2	2.266%	2/20/32	325,000	273,000	(c)(g)
Greenpoint Manufactured Housing, 2001-2 IIA2	2.255%	3/13/32	450,000	378,000	(c)(g)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	338,466	329,773	(b)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	1,980,000	2,074,474	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	430,000	469,512	(b)
Illinois Student Assistance Commission, 2010-1 A3	1.203%	7/25/45	2,200,000	2,088,856	(c)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.510%	3/25/31	156,578	110,201	(c)
MSDWCC Heloc Trust, 2003-1 A	0.790%	11/25/15	229,445	219,123	(c)
NCUA Guaranteed Notes, 2010-A1 A	0.608%	12/7/20	3,872,648	3,876,715	(c)
Nelnet Student Loan Trust, 2008-4 A4	1.783%	4/25/24	1,140,000	1,170,089	(c)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Quest Trust, 2005-X1 M1	0.750%	3/25/35	$332,873	$326,178	(b)(c)
Residential Asset Mortgage Products Inc., 2003- RZ4 A7	4.790%	6/25/33	619,325	634,374
SLM Student Loan Trust, 2003-11 A6	0.600%	12/15/25	1,800,000	1,710,000	(b)(c)
SLM Student Loan Trust, 2005-7 A4	0.453%	10/25/29	1,000,000	926,643	(c)
Soundview Home Equity Loan Trust, 2005-3 M2	0.770%	6/25/35	508,833	487,135	(c)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	618,201	636,216

TOTAL ASSET-BACKED SECURITIES (Cost - $30,375,002)				30,554,345

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.8%
ARM Trust, 2004-5 4A1	5.203%	4/25/35	500,612	496,733	(c)
Banc of America Funding Corp., 2005-B 2A1	2.995%	4/20/35	1,375,285	1,118,264	(c)
Bayview Commercial Asset Trust, 2005-1A A2	0.600%	4/25/35	1,009,684	885,067	(b)(c)
Bear Stearns Alt-A Trust, 2005-2 2A4	2.757%	4/25/35	1,043,270	842,241	(c)
Citigroup Mortgage Loan Trust Inc., 2005-8, 1A1A	2.918%	10/25/35	1,230,465	935,761	(c)
Citigroup Mortgage Loan Trust Inc., 2010-3 4A1	3.242%	2/25/36	1,066,211	1,039,556	(b)(c)(g)
Countrywide Home Loans, 2004-20 2A1	2.897%	9/25/34	344,119	204,453	(c)
Countrywide Home Loans, 2004-R1 1AF	0.650%	11/25/34	373,901	336,212	(b)(c)
Countrywide Home Loans, 2006-R2 AF1	0.670%	7/25/36	559,075	502,918	(b)(c)
CS First Boston Mortgage Securities Corp., 2005-9 3A1	6.000%	10/25/35	1,531,059	961,666
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.859%	6/25/34	496,793	403,232	(c)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.811%	2/25/48	1,499,701	1,500,985	(b)(c)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.961%	12/29/45	2,047,356	2,050,631	(b)(c)(g)
GE Capital Commercial Mortgage Corp., 2001-2 A4	6.290%	8/11/33	1,640,263	1,646,979
Government National Mortgage Association (GNMA), 2010-H26 LF	0.604%	8/20/58	1,095,713	1,092,974	(c)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.710%	11/20/60	3,093,926	3,066,854	(c)(g)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.760%	2/20/61	895,700	895,700	(c)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.781%	3/20/61	500,000	500,000	(c)(g)
GS Mortgage Securities Corp. II, 2007-EOP A2	1.317%	3/6/20	1,130,000	1,130,225	(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.600%	1/25/35	351,075	302,121	(b)(c)
Harborview Mortgage Loan Trust, 2004-10 4A	2.783%	1/19/35	860,789	869,167	(c)
HSI Asset Securitization Corp. Trust, 2005-NC1 2A3	0.610%	7/25/35	179,588	172,994	(c)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.862%	11/25/37	1,817,827	1,507,162	(c)
LB-UBS Commercial Mortgage Trust, 2002-C2 A4	5.594%	6/15/31	1,120,000	1,162,468
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.899%	11/21/34	6,815,190	6,623,199	(c)
MASTR ARM Trust, 2004-11 M1	0.890%	11/25/34	870,694	775,993	(c)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.600%	5/25/35	305,742	249,966	(b)(c)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.625%	2/25/34	1,019,571	1,016,621	(c)
MLCC Mortgage Investors Inc., 2005-1, 2A1	2.256%	4/25/35	319,669	302,879	(c)
Morgan Stanley Dean Witter Capital I, 2002-IQ3 A4	5.080%	9/15/37	1,180,000	1,227,847
NCUA Guaranteed Notes, 2010-C1 A2	2.900%	10/29/20	1,550,000	1,509,018
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	1,170,572	1,215,515
SACO I Trust, 2007-VA1 A	8.900%	6/25/21	1,316,781	1,415,809	(b)(c)(g)
Sequoia Mortgage Trust, 2003-3 A1	0.584%	7/20/33	862,677	794,457	(c)
Structured Asset Mortgage Investments Inc., 2004 - AR8 A1	0.594%	5/19/35	1,305,226	1,140,843	(c)
Washington Mutual Inc., 2004-AR11	2.717%	10/25/34	179,384	167,520	(c)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $41,148,910)
				40,064,030

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - 3.7%
FHLMC - 0.7%
Federal Home Loan Mortgage Corp. (FHLMC)	3.471%	1/1/19	$5,169	$5,204	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	23,105	25,885
Federal Home Loan Mortgage Corp. (FHLMC)	2.506%	12/1/34	679,442	711,439	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.763%	7/1/35	1,582,643	1,662,821	(c)
Federal Home Loan Mortgage Corp. (FHLMC), IO	10.000%	3/1/21	2,441	447

Total FHLMC				2,405,796

FNMA - 1.6%
Federal National Mortgage Association (FNMA)	8.000%	9/1/15	14,385	15,695
Federal National Mortgage Association (FNMA)	3.109%	3/1/18	9,816	9,935	(c)
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	19,453	22,916
Federal National Mortgage Association (FNMA)	2.460%	12/1/34	350,165	366,733	(c)
Federal National Mortgage Association (FNMA)	2.039%	1/1/35	1,824,860	1,905,642	(c)
Federal National Mortgage Association (FNMA), Grantor Trust	5.763%	12/25/11	3,663,449	3,787,859
Federal National Mortgage Association (FNMA), PO PAC	0.000%	5/25/22	2,466	2,346

Total FNMA				6,111,126

GNMA - 1.4%
Government National Mortgage Association (GNMA)	4.000%	4/20/41	2,300,000	2,298,922	(h)
Government National Mortgage Association (GNMA)	2.089%	6/20/60	2,865,052	3,033,803	(c)

Total GNMA				5,332,725

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $13,549,438)				13,849,647

MUNICIPAL BONDS - 1.9%
Alabama - 0.0%
Birmingham, AL, Commercial Development Authority Revenue, Civic Center Improvements Project	5.500%	4/1/41	40,000	39,251

California - 0.3%
California State, GO	6.200%	10/1/19	450,000	478,210
Imperial Irrigation District Electric Revenue	5.125%	11/1/38	60,000	54,919
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	70,000	67,120
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/40	20,000	18,474
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/35	70,000	66,427
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/39	70,000	65,557
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	170,000	164,813

Total California				915,520

Georgia - 0.0%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	60,000	58,489

Illinois - 0.2%
Illinois State, GO	5.665%	3/1/18	370,000	369,293
Illinois State, GO	5.877%	3/1/19	390,000	389,513

Total Illinois				758,806

New York - 0.2%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	340,000	324,676
New York State Dormitory Authority Lease Revenue, State University Dormitory Facilities	5.000%	7/1/40	60,000	56,908

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
New York - continued
New York State Environmental Facilities Corp., State Clean Water & Drinking	5.125%	6/15/38	$100,000	$99,195
Port Authority of New York & New Jersey	5.000%	1/15/41	220,000	211,425
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/37	110,000	107,307

Total New York				799,511

Pennsylvania - 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	3.137%	5/1/46	2,675,000	2,367,375	(c)(g)

Virginia - 0.6%
Virginia State Housing Development Authority	6.000%	6/25/34	2,258,624	2,276,309

TOTAL MUNICIPAL BONDS (Cost - $7,116,726)				7,215,261

SOVEREIGN BONDS - 1.7%
Canada - 0.4%
Province of Ontario, Senior Bonds	4.400%	4/14/20	1,620,000	1,676,869

Japan - 0.7%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	2,690,000	2,749,102

Norway - 0.5%
Kommunalbanken AS, Senior Notes	2.375%	1/19/16	1,800,000	1,784,165	(b)

Russia - 0.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	270,000	282,825	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	15,330	17,870	(b)

Total Russia				300,695

TOTAL SOVEREIGN BONDS (Cost - $6,445,026)				6,510,831

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 12.8%
U.S. Government Agencies - 7.6%
Farmer Mac	3.000%	9/22/14	120,000	125,406
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	3,350,000	3,639,303	(b)
Federal Farm Credit Bank (FFCB)	4.875%	4/4/12	1,971,000	2,060,141
Federal Home Loan Banks (FHLB), Bonds	5.625%	6/11/21	1,910,000	2,184,872
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	4,320,000	2,934,900
Federal National Mortgage Association (FNMA), Notes	0.700%	10/19/12	2,200,000	2,194,447
Federal National Mortgage Association (FNMA), Notes	1.875%	5/6/13	2,180,000	2,183,139
Federal National Mortgage Association (FNMA), Notes	1.000%	2/17/26	1,960,000	1,959,008
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	1,600,000	1,692,371
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	1,590,000	1,693,789
Tennessee Valley Authority, Bonds	6.790%	5/23/12	2,747,000	2,945,894
Tennessee Valley Authority, Bonds	5.980%	4/1/36	70,000	80,505
Tennessee Valley Authority, Notes	5.250%	9/15/39	1,090,000	1,143,183
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	3,600,000	3,611,894

Total U.S. Government Agencies				28,448,852

U.S. Government Obligations - 5.2%
U.S. Treasury Bonds	4.250%	11/15/40	400,000	382,562
U.S. Treasury Notes	1.250%	3/15/14	1,850,000	1,849,426
U.S. Treasury Notes	2.125%	2/29/16	180,000	179,438
U.S. Treasury Notes	2.750%	2/28/18	30,000	29,773
U.S. Treasury Notes	2.875%	3/31/18	5,780,000	5,772,324
U.S. Treasury Notes	3.500%	5/15/20	4,690,000	4,753,409
U.S. Treasury Notes	3.625%	2/15/21	5,740,000	5,821,617

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Obligations - continued
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	$990,000	$555,660

Total U.S. Government Obligations				19,344,209

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $46,810,001)				47,793,061

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.7%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	1,605,011	1,801,750	(i)
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	2,669,642	2,720,949	(i)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	1,487,077	1,684,462

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $5,361,276)				6,207,161

			SHARES
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		84,900	144,330	*(c)
Federal National Mortgage Association (FNMA)	8.250%		61,925	105,273	*(c)

TOTAL PREFERRED STOCKS (Cost - $3,670,625)				249,603

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
U.S. Treasury 10-Year Notes Futures, Call @ $122.00		5/20/11	60	15,938
U.S. Treasury 10-Year Notes Futures, Put @ $119.00		4/21/11	27	22,359

TOTAL PURCHASED OPTIONS (Cost - $48,095)				38,297

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $358,428,884)				345,159,621

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 6.5%
U.S. Government Agencies - 1.5%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.185%	5/9/11	147,000	146,971	(i)(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.240%	5/9/11	480,000	479,878	(i)(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	5/23/11	5,000,000	4,999,278	(j)

Total U.S. Government Agencies (Cost - $5,626,127)				5,626,127

Repurchase Agreements - 5.0%
Deutsche Bank Securities Inc. repurchase agreement dated 3/31/11; Proceeds at maturity - $18,805,078; (Fully collateralized by Federal Home Loan Mortgage Corp. 3.500% due 8/17/20; Market value - $19,181,100) (Cost - $18,805,000)	0.150%	4/1/11	18,805,000	18,805,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $24,431,127)				24,431,127

TOTAL INVESTMENTS - 99.1% (Cost - $382,860,011#)				369,590,748
Other Assets in Excess of Liabilities - 0.9%				3,196,927

TOTAL NET ASSETS - 100.0%				$372,787,675

*	Non-income producing security.
(a)	The coupon payment on these securities are currently in default as of March 31, 2011.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(d)	Security has no maturity date. The date shown represents the next call date.
(e)	Illiquid security.
(f)	The maturity principal is currently in default as of March 31, 2011.
(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(j)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/19/12	$99.25	23	$12,219
Eurodollar Futures, Put	3/19/12	99.25	23	18,256
Eurodollar Mid Curve 1-Year Futures, Call	4/15/11	99.00	24	1,200
Eurodollar Mid Curve 1-Year Futures, Put	4/15/11	99.00	24	13,350
U.S. Treasury 10-Year Notes, Put	4/21/11	117.00	54	9,281

TOTAL WRITTEN OPTIONS
(Premiums received - $60,650)				$54,306

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$189,167,488	$3,509,897	$192,677,385
Asset-backed securities	—	28,736,162	1,818,183	30,554,345
Collateralized mortgage obligations	—	33,406,989	6,657,041	40,064,030
Mortgage-backed securities	—	13,849,647	—	13,849,647
Municipal bonds	—	4,847,886	2,367,375	7,215,261
Sovereign bonds	—	6,510,831	—	6,510,831
U.S. government & agency obligations	—	47,793,061	—	47,793,061
U.S. treasury inflation protected securities	—	6,207,161	—	6,207,161
Preferred stocks	$249,603	—	—	249,603
Purchased options	38,297	—	—	38,297

Total long-term investments	$287,900	$330,519,225	$14,352,496	$345,159,621

Short-term investments†	—	24,431,127	—	24,431,127

Total investments	$287,900	$354,950,352	$14,352,496	$369,590,748

Other financial instruments:
Futures contracts	$461,721	—	—	$461,721
Credit default swaps on corporate issues - buy protection‡	—	$57,125	—	57,125

Total other financial instruments	$461,721	$57,125	—	$518,846

Total	$749,621	$355,007,477	$14,352,496	$370,109,594

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$54,306	—	—	$54,306
Futures contracts	100,260	—	—	100,260
Credit default swaps on corporate issues - buy protection‡	—	$2,516	—	2,516
Credit default swaps on credit indices - sell protection‡	—	6,611	—	6,611

Total	$154,566	$9,127	—	$163,693

†	See Schedule of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MUNICIPAL BONDS	TOTAL
Balance as of December 31, 2010	$0	*	$292,739	$3,100,000	$2,433,750	$5,826,489
Accrued premiums/discounts	—		676	—	1,924	2,600
Realized gain(loss)(1)	—		(15)	—	8,536	8,521
Change in unrealized appreciation (depreciation)(2)	—		1,257	(27,072)	(1,835)	(27,650)
Net purchases (sales)	—		1,613,321	493,926	(75,000)	2,032,247
Transfers into Level 3	3,509,897		191,500	3,090,187	—	6,791,584
Transfers out of Level 3	—		(281,295)	—	—	(281,295)

Balance as of March 31, 2011	$3,509,897		$1,818,183	$6,657,041	$2,367,375	$14,352,496

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2011(2)	—		$432	$(27,072)	$(1,835)	$(28,475)

*	Value is less than $1.
(1)	This amount is included in net realized gain (loss) from investment transactions.
(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Futures Contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or

Notes to Schedule of Investments (unaudited) (continued)

securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are

Notes to Schedule of Investments (unaudited) (continued)

not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2011, the Fund held credit default swaps and written options with credit related contingent features which had a liability position of $63,433. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of March 31, 2011, the Fund had posted with its counterparties cash and securities as collateral to cover the net liability of all derivatives amounting to $100,000, which could be used to reduce the required payment.

Notes to Schedule of Investments (unaudited) (continued)

(m) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,262,902
Gross unrealized depreciation	(27,532,165)

Net unrealized depreciation	$(13,269,263)

At March 31, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-Day Eurodollar	46	3/13	$11,271,300	$11,241,825	$(29,475)
U.S. Treasury 5-Year Notes	75	6/11	8,750,110	8,759,179	9,069
U.S. Treasury 10-Year Notes	422	6/11	49,778,536	50,231,188	452,652

					432,246

Contracts to Sell:
90-Day Eurodollar	46	3/12	11,388,300	11,401,675	(13,375)
U.S. Treasury 2-Year Notes	160	6/11	34,860,793	34,900,000	(39,207)
U.S. Treasury 30-Year Bonds	9	6/11	1,076,033	1,081,687	(5,654)
U.S. Treasury Ultra Long-Term Bond	3	6/11	358,139	370,688	(12,549)

					(70,785)

Net unrealized gain on open futures contracts					$361,461

During the period ended March 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2010	650	$167,316
Options written	694	279,551
Options closed	(1,109)	(379,037)
Options exercised	—	—
Options expired	(87)	(7,180)

Written options, outstanding March 31, 2011	148	$60,650

At March 31, 2011, the Fund held TBA securities with a total cost of $2,297,125.

At March 31, 2011, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT [2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡		MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$330,000	3/20/15	5.000 quarterly	%	$11,303	$2,560	$8,743
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	420,000	3/20/20	5.000 quarterly	%	38,711	9,927	28,784
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	220,000	3/20/13	5.000 quarterly	%	(1,977)	(959)	(1,018)

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT [2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡		MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	60,000	3/20/13	5.000 quarterly	%	(539)	(155)	(384)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	100,000	3/20/15	5.000 quarterly	%	3,425	1,080	2,345
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	40,000	3/20/20	5.000 quarterly	%	3,686	1,145	2,541

Total	$1,170,000				$54,609	$13,598	$41,011

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION [3]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT [2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡		MARKET VALUE [4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc. (iBoxx IG HiVol4)	$7,550,942	6/20/12	1.000 quarterly	%	$(6,611)	$(20,463)	$13,852

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2011.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Swap Contracts, at value	Total
Interest Rate Contracts	$461,721	($100,260)	$38,297	($54,306)	—	$345,452
Credit Contracts	—	—	—	—	$47,998	47,998

Total	$461,721	($100,260)	$38,297	($54,306)	$47,998	$393,450

Notes to Schedule of Investments (unaudited) (continued)

During the period ended March 31, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$26,482
Written options	65,378
Futures contracts (to buy)	68,425,775
Futures contracts (to sell)	40,614,187

Average notional balance
Credit default swap contracts (to buy protection)	$1,492,500
Credit default swap contracts (to sell protection)	7,950,942

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date: May 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date: May 24, 2011

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date: May 24, 2011